The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR4
All records

1. Range of Gross Interest Rates (%)

						Weighted
Range of				% by		Average		Weighted	Wtd				Pct
Gross		Current	Average	Current	Weighted	Stated		Average	Avg	Pct	Pct	Pct	Cash
Interest	Number of	Principal	Current	Principal	Average	Remaining	FICO	Original	Back	Full	Owner	Single	-out
Rates (%)	Loans	Balance	Balance	Balance	Coupon	Term	Score	CLTV	Ratio	Doc	Occ	Family	Refi
4.000% - 4.999%	21	7,881,860.54	375,326.69	0.72	4.990	354	686	77.31	45.61	95.69	96.07	95.48	50.47
5.000% - 5.999%	685	216,373,091.12	315,873.13	19.70	5.752	355	661	78.51	42.65	81.18	98.93	83.09	51.85
6.000% - 6.999%	1,342	359,089,732.81	267,578.04	32.70	6.512	354	640	81.25	42.71	62.77	94.39	81.59	47.37
7.000% - 7.999%	1,271	269,216,572.12	211,814.77	24.51	7.560	354	605	83.36	42.47	53.95	88.29	82.01	53.76
8.000% - 8.999%	1,066	139,629,859.52	130,984.86	12.71	8.484	353	592	85.22	41.45	55.89	88.45	80.29	50.78
9.000% - 9.999%	607	54,345,328.65	89,531.02	4.95	9.494	350	607	87.88	42.40	46.97	93.88	79.83	48.22
10.000% - 10.999%	527	31,554,859.27	59,876.39	2.87	10.581	342	603	91.33	42.94	59.12	97.78	84.67	38.99
11.000% - 11.999%	399	17,147,793.87	42,976.93	1.56	11.321	326	617	92.05	42.58	45.35	97.38	85.54	34.70
12.000% - 12.999%	152	2,970,447.58	19,542.42	0.27	12.324	246	603	89.30	43.26	57.71	75.39	80.73	25.08
13.000% - 13.999%	4	48,144.42	12,036.11	0.00	13.298	143	608	90.70	41.22	100.00	50.78	82.28	36.08
Total:	6,074	1,098,257,689.90	180,812.92	100.00	7.215	353	627	82.51	42.49	62.43	93.11	81.98	49.82
Minimum: 4.990%
Maximum: 13.750%
Weighted Average: 7.215%

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2. Range of Cut-off Date Principal Balances ($)

						Weighted
Range of				% by		Average		Weighted	Wtd				Pct
Cut-off		Current	Average	Current	Weighted	Stated		Average	Avg	Pct	Pct	Pct	Cash
Date Principal	Number of	Principal	Current	Principal	Average	Remaining	FICO	Original	Back	Full	Owner	Single	-out
Balances ($)	Loans	Balance	Balance	Balance	Coupon	Term	Score	CLTV	Ratio	Doc	Occ	Family	Refi
$1 - $25,000	447	6,282,376.36	14,054.53	0.57	10.926	187	627	97.63	40.84	86.32	85.05	82.20	14.77
$25,001 - $50,000	655	23,805,663.69	36,344.52	2.17	10.089	340	640	98.98	41.70	74.26	99.22	87.37	18.88
$50,001 - $75,000	519	32,041,000.46	61,736.03	2.92	9.440	352	635	93.79	41.46	67.85	85.82	83.57	25.45
$75,001 - $100,000	544	47,817,929.99	87,900.61	4.35	8.634	352	624	87.67	40.74	67.98	91.47	82.31	36.97
$100,001 - $200,000	1,842	269,893,979.73	146,522.25	24.57	7.564	353	612	82.20	41.86	71.34	91.33	85.70	47.29
$200,001 - $300,000	911	224,815,078.10	246,778.35	20.47	6.972	354	618	80.54	42.77	67.64	93.72	82.12	56.19
$300,001 - $400,000	601	207,631,299.42	345,476.37	18.91	6.726	354	628	81.62	43.39	56.42	93.83	76.95	55.96
$400,001 - $500,000	314	140,213,468.92	446,539.71	12.77	6.599	355	643	82.21	43.62	52.83	95.33	77.51	50.87
$500,001 - $600,000	145	79,263,489.72	546,644.76	7.22	6.602	354	648	81.11	42.04	47.11	93.05	78.39	44.94
$600,001 - $700,000	60	39,165,102.68	652,751.71	3.57	6.666	355	652	81.48	42.41	53.49	94.82	91.77	51.69
$700,001 - $800,000	30	22,146,603.48	738,220.12	2.02	6.917	355	632	75.30	42.04	40.37	93.39	93.24	60.21
$800,001 - $900,000	5	4,211,608.56	842,321.71	0.38	6.003	354	651	80.39	34.96	100.00	100.00	100.00	100.00
$900,001 - $1,000,000	1	970,088.79	970,088.79	0.09	5.990	355	749	65.00	28.05	100.00	100.00	100.00	100.00
Total:	6,074	1,098,257,689.90	180,812.92	100.00	7.215	353	627	82.51	42.49	62.43	93.11	81.98	49.82
Minimum: $179
Maximum: $970,089
Average: $180,813

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3. Fico Distribution

						Weighted
				% by		Average		Weighted	Wtd				Pct
		Current	Average	Current	Weighted	Stated		Average	Avg	Pct	Pct	Pct	Cash
Fico	Number of	Principal	Current	Principal	Average	Remaining	FICO	Original	Back	Full	Owner	Single	-out
Distribution	Loans	Balance	Balance	Balance	Coupon	Term	Score	CLTV	Ratio	Doc	Occ	Family	Refi
<= 539	494	104,656,759.04	211,855.79	9.53	8.290	354	521	74.31	43.13	51.68	96.18	87.04	90.91
540 - 550	186	39,498,321.27	212,356.57	3.60	7.884	354	545	78.76	43.78	56.52	95.27	84.15	81.31
551 - 575	573	104,842,014.58	182,970.36	9.55	7.720	353	562	83.26	42.93	78.25	94.11	86.11	68.46
576 - 600	963	145,019,451.33	150,591.33	13.20	7.342	352	588	83.29	42.13	85.32	92.86	86.03	45.90
601 - 625	899	151,088,440.81	168,062.78	13.76	7.088	353	613	83.84	42.46	73.63	93.88	79.69	53.60
626 >=	2,959	553,152,702.87	186,939.07	50.37	6.868	353	679	83.63	42.30	52.82	92.05	79.65	36.25
Total:	6,074	1,098,257,689.90	180,812.92	100.00	7.215	353	627	82.51	42.49	62.43	93.11	81.98	49.82
Minimum: 500
Maximum: 813
Weighted Average: 626.7

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4. Range of Original LTV Ratios (%) (%)

						Weighted
				% by		Average		Weighted	Wtd				Pct
Range of		Current	Average	Current	Weighted	Stated		Average	Avg	Pct	Pct	Pct	Cash
Original	Number of	Principal	Current	Principal	Average	Remaining	FICO	Original	Back	Full	Owner	Single	-out
LTV Ratios (%) (%)	Loans	Balance	Balance	Balance	Coupon	Term	Score	CLTV	Ratio	Doc	Occ	Family	Refi
<= 80.00%	4,476	744,770,675.94	166,392.02	67.81	7.203	352	632	79.17	42.16	56.97	95.58	82.90	45.91
80.01% - 85.00%	398	93,210,739.83	234,197.84	8.49	7.030	355	598	84.57	43.05	71.37	88.73	85.46	78.13
85.01% - 90.00%	982	208,688,483.12	212,513.73	19.00	7.213	355	612	89.82	43.49	80.24	84.95	80.03	53.46
90.01% - 95.00%	91	24,561,088.25	269,902.07	2.24	7.354	355	648	94.83	42.34	65.99	97.25	73.42	60.25
95.01% - 100.00%	127	27,026,702.76	212,808.68	2.46	8.049	354	673	99.93	42.12	41.17	99.56	67.56	22.11
Total:	6,074	1,098,257,689.90	180,812.92	100.00	7.215	353	627	82.51	42.49	62.43	93.11	81.98	49.82
Minimum: 2.38%
Maximum: 100.00%
Weighted Average: 75.90%

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5. Occupancy

						Weighted
				% by		Average		Weighted	Wtd				Pct
		Current	Average	Current	Weighted	Stated		Average	Avg	Pct	Pct	Pct	Cash
	Number of	Principal	Current	Principal	Average	Remaining	FICO	Original	Back	Full	Owner	Single	-out
Occupancy	Loans	Balance	Balance	Balance	Coupon	Term	Score	CLTV	Ratio	Doc	Occ	Family	Refi
Primary	5,571	1,022,624,602.79	183,562.13	93.11	7.184	353	625	82.42	42.61	62.11	100.00	83.06	50.01
Investment	455	66,064,571.63	145,196.86	6.02	7.653	351	648	84.27	40.73	69.74	0.00	65.21	47.84
Second Home	48	9,568,515.48	199,344.07	0.87	7.492	352	619	80.20	42.00	46.18	0.00	82.83	42.93
Total:	6,074	1,098,257,689.90	180,812.92	100.00	7.215	353	627	82.51	42.49	62.43	93.11	81.98	49.82

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6. Loan Purpose

						Weighted
				% by		Average		Weighted	Wtd				Pct
		Current	Average	Current	Weighted	Stated		Average	Avg	Pct	Pct	Pct	Cash
Loan	Number of	Principal	Current	Principal	Average	Remaining	FICO	Original	Back	Full	Owner	Single	-out
Purpose	Loans	Balance	Balance	Balance	Coupon	Term	Score	CLTV	Ratio	Doc	Occ	Family	Refi
Refinance - Cashout	2,495	547,115,090.27	219,284.61	49.82	7.186	353	603	79.74	42.59	62.29	93.47	83.79	100.00
Purchase	3,552	545,582,010.65	153,598.54	49.68	7.243	352	651	85.29	42.38	62.51	92.81	80.09	0.00
Refinance - Rate Term	27	5,560,588.98	205,947.74	0.51	7.239	353	601	83.65	42.98	67.58	87.71	90.01	0.00
Total:	6,074	1,098,257,689.90	180,812.92	100.00	7.215	353	627	82.51	42.49	62.43	93.11	81.98	49.82

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7. Documentation Level

						Weighted
				% by		Average		Weighted	Wtd				Pct
		Current	Average	Current	Weighted	Stated		Average	Avg	Pct	Pct	Pct	Cash
Documentation	Number of	Principal	Current	Principal	Average	Remaining	FICO	Original	Back	Full	Owner	Single	-out
Level	Loans	Balance	Balance	Balance	Coupon	Term	Score	CLTV	Ratio	Doc	Occ	Family	Refi
Full Documentation	4,179	685,606,879.22	164,060.03	62.43	7.020	352	619	83.51	42.72	100.00	92.64	84.12	49.71
Stated Documentation	1,766	377,823,782.11	213,943.25	34.40	7.579	353	644	80.98	42.49	0.00	93.89	77.11	47.82
EASY	129	34,827,028.57	269,976.97	3.17	7.082	354	591	79.70	37.99	0.00	94.05	92.75	73.60
Total:	6,074	1,098,257,689.90	180,812.92	100.00	7.215	353	627	82.51	42.49	62.43	93.11	81.98	49.82

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8. Back Ratio

						Weighted
				% by		Average		Weighted	Wtd				Pct
		Current	Average	Current	Weighted	Stated		Average	Avg	Pct	Pct	Pct	Cash
Back	Number of	Principal	Current	Principal	Average	Remaining	FICO	Original	Back	Full	Owner	Single	-out
Ratio	Loans	Balance	Balance	Balance	Coupon	Term	Score	CLTV	Ratio	Doc	Occ	Family	Refi
0.01 - 5.00	4	359,383.94	89,845.99	0.03	8.454	355	607	83.98	3.00	100.00	23.18	34.11	56.85
5.01 - 10.00	22	4,252,761.38	193,307.34	0.39	7.192	353	635	81.16	7.25	78.25	79.19	75.22	38.42
10.01 - 15.00	31	5,681,929.73	183,288.06	0.52	7.514	350	606	82.31	12.14	59.12	82.84	84.95	57.67
15.01 - 20.00	81	14,452,522.92	178,426.21	1.32	7.411	353	621	77.94	17.99	62.28	74.27	83.16	60.09
20.01 - 25.00	163	23,459,172.21	143,921.30	2.14	7.419	350	612	80.78	22.80	67.83	89.09	86.28	57.01
25.01 - 30.00	331	57,197,341.21	172,801.64	5.21	7.166	353	629	79.91	27.69	64.60	94.21	85.27	56.32
30.01 - 35.00	517	80,766,490.77	156,221.45	7.35	7.328	352	624	80.98	32.79	62.01	91.17	83.15	52.85
35.01 - 40.00	846	149,397,627.60	176,592.94	13.60	7.249	353	627	81.94	37.67	57.50	94.37	83.24	49.95
40.01 - 45.00	1,334	240,264,775.30	180,108.53	21.88	7.241	353	633	83.02	42.66	55.56	95.27	80.84	43.05
45.01 - 50.00	2,161	388,803,853.50	179,918.49	35.40	7.080	352	638	84.08	47.86	65.99	93.99	81.53	41.39
50.01 - 55.00	581	133,281,932.83	229,400.92	12.14	7.401	354	586	80.60	52.78	67.76	89.79	81.12	79.30
55.01 - 60.00	3	339,898.51	113,299.50	0.03	7.174	354	583	72.41	55.25	100.00	100.00	100.00	100.00
Total:	6,074	1,098,257,689.90	180,812.92	100.00	7.215	353	627	82.51	42.49	62.43	93.11	81.98	49.82
Minimum: 2.26
Maximum: 55.66
Weighted Average: 42.49

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9. Geographical Distribution

						Weighted
				% by		Average		Weighted	Wtd				Pct
		Current	Average	Current	Weighted	Stated		Average	Avg	Pct	Pct	Pct	Cash
Geographical	Number of	Principal	Current	Principal	Average	Remaining	FICO	Original	Back	Full	Owner	Single	-out
Distribution	Loans	Balance	Balance	Balance	Coupon	Term	Score	CLTV	Ratio	Doc	Occ	Family	Refi
California-Southern	760	199,310,942.72	262,251.24	18.15	6.744	354	641	80.16	43.17	56.40	94.84	82.38	47.23
California-Northern	584	146,117,899.10	250,201.88	13.30	6.730	354	644	81.74	43.50	67.27	96.22	92.50	39.90
New York	423	113,017,627.81	267,181.15	10.29	7.189	353	634	81.65	43.05	42.84	92.99	55.58	55.05
Florida	736	100,651,978.58	136,755.41	9.16	7.527	351	618	83.46	41.15	65.23	90.92	87.51	41.43
New Jersey	344	82,193,976.98	238,935.98	7.48	7.455	352	605	81.13	42.18	52.28	92.77	73.92	72.56
Other	3,227	456,965,264.71	141,606.84	41.61	7.469	352	619	84.05	42.08	69.56	91.94	85.21	50.58
Total:	6,074	1,098,257,689.90	180,812.92	100.00	7.215	353	627	82.51	42.49	62.43	93.11	81.98	49.82
Number of States Represented: 42

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BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

SABR 2005-FR4
	#Of Laons	Balance	Avg balan	% of the pool	Seasoning	WAC	WARM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	IO %
Aggregated pool	6,074	1,098,257,690	180,812.92	100.00%	5	7.215	353	627	75.90	82.51	42.49	62.43	93.11	81.98	49.82	8.21	26.63
2nd lien	1,815	90,216,259.56	49,705.93	8.21%	6	9.940	337	651	18.93	99.50	42.59	64.02	98.86	83.98	19.74	100.00	0.00
IO loans only	1,022	292,474,570.55	286,178.64	26.63%	5	6.113	355	657	79.18	79.18	42.21	73.99	100.00	85.84	28.61	0.00	100.00

rates:
9.51-10	277	23,120,355	83,466.99	2.11%	5	9.840	351	601	40.13	87.70	41.94	50.01	97.00	83.81	53.77	59.35	0.00
10.01-10.5	173	11,578,896	66,930.03	1.05%	5	10.305	345	597	36.63	88.80	43.62	62.14	98.45	86.18	48.05	64.89	0.00
10.51-11	438	22,667,821	51,753.02	2.06%	6	10.825	337	604	28.41	93.12	42.57	62.03	97.89	84.60	32.34	80.18	0.00
11.01-12	311	13,702,596	44,059.79	1.25%	6	11.434	326	623	28.27	90.28	42.66	35.52	95.06	85.04	38.78	76.55	0.00
12.01-13	138	2,529,231	18,327.76	0.23%	6	12.384	239	610	17.76	93.15	42.54	51.74	80.72	77.82	16.76	88.32	0.00
gt 13%	3	39,615	13,205.16	0.00%	6	13.362	150	615	5.00	89.78	41.75	100.00	40.18	100.00	22.32	100.00	0.00

FICO---
<=500	6	1,238,205	206,367.56	0.11%	5	8.269	355	500	71.06	71.06	45.46	61.52	100.00	58.69	100.00	0.00	0.00
501-525	273	58,774,521	215,291.29	5.35%	5	8.454	354	513	73.89	73.89	42.95	45.09	97.61	89.72	93.21	0.00	0.00
526-550	401	84,142,354	209,831.31	7.66%	5	7.985	354	539	76.68	76.73	43.52	58.41	94.70	84.23	84.67	0.05	0.30
551-575	573	104,842,015	182,970.36	9.55%	5	7.720	353	562	82.76	83.26	42.93	78.25	94.11	86.11	68.46	0.55	0.00
576-600	963	145,019,451	150,591.33	13.20%	5	7.342	352	588	77.61	83.29	42.13	85.32	92.86	86.03	45.90	6.99	26.32
601-625	899	151,088,441	168,062.78	13.76%	5	7.088	353	613	75.90	83.84	42.46	73.63	93.88	79.69	53.60	9.83	30.21
626-650	943	151,409,699	160,561.72	13.79%	5	7.052	352	638	72.98	84.12	42.76	63.38	94.30	82.90	51.32	13.85	31.08

Prin Balance
<=50,000	1,102	30,088,040	27,303.12	2.74%	6	10.264	308	637	18.17	98.70	41.52	76.78	96.26	86.29	18.02	98.51	0.00
50,000.01-75,000	519	32,041,000	61,736.03	2.92%	6	9.440	352	635	42.18	93.79	41.46	67.85	85.82	83.57	25.45	64.47	0.81
75,000.01-100,000	544	47,817,930	87,900.61	4.35%	5	8.634	352	624	57.75	87.67	40.74	67.98	91.47	82.31	36.97	37.42	5.47
400,000.01-500,000	314	140,213,469	446,539.71	12.77%	5	6.599	355	643	82.21	82.21	43.62	52.83	95.33	77.51	50.87	0.00	38.21
500,000.01-600,000	145	79,263,490	546,644.76	7.22%	5	6.602	354	648	81.11	81.11	42.04	47.11	93.05	78.39	44.94	0.00	39.83
>600,000	96	66,493,404	692,639.62	6.05%	5	6.698	355	647	79.11	79.11	41.61	52.74	94.74	92.90	58.29	0.00	36.20

LTV
80-85	398	93,210,740	234,197.84	8.49%	5	7.030	355	598	84.57	84.57	43.05	71.37	88.73	85.46	78.13	0.00	0.00
85.01-90	982	208,688,483	212,513.73	19.00%	5	7.213	355	612	89.82	89.82	43.49	80.24	84.95	80.03	53.46	0.00	0.22
90.01-95	91	24,561,088	269,902.07	2.24%	5	7.354	355	648	94.83	94.83	42.34	65.99	97.25	73.42	60.25	0.00	1.63
95.01-100	127	27,026,703	212,808.68	2.46%	5	8.049	354	673	99.93	99.93	42.12	41.17	99.56	67.56	22.11	0.00	0.00

Stated doc	1,766	377,823,782	213,943.25	34.40%	5	7.579	353	644	74.12	80.98	42.49	0.00	93.89	77.11	47.82	8.58	19.18
streamlined doc (Easy)	129	34,827,029	269,976.97	3.17%	5	7.082	354	591	79.55	79.70	37.99	0.00	94.05	92.75	73.60	0.17	10.40

2nd home	48	9,568,515	199,344.07	0.87%	5	7.492	352	619	79.18	80.20	42.00	46.18	0.00	82.83	42.93	1.14	0.00
investment property	455	66,064,572	145,196.86	6.02%	5	7.653	351	648	83.03	84.27	40.73	69.74	0.00	65.21	47.84	1.39	0.00
cash out loans	2,495	547,115,090	219,284.61	49.82%	5	7.186	353	603	77.12	79.74	42.59	62.29	93.47	83.79	100.00	3.26	15.29
condo	451	68,497,960	151,880.18	6.24%	5	7.242	353	639	76.70	83.40	41.75	64.53	90.32	0.00	34.73	8.32	37.03
2-4 family	570	129,377,488	226,978.05	11.78%	5	7.242	353	640	77.96	83.43	43.45	49.98	86.09	0.00	50.15	6.77	12.40

fixed rate	2,282	196,441,433	86,083.01	17.89%	5	8.206	343	642	49.75	86.75	42.38	68.25	95.70	84.41	56.77	45.93	0.00
arm	3,792	901,816,257	237,820.74	82.11%	5	6.999	355	623	81.59	81.59	42.51	61.16	92.55	81.45	48.30	0.00	32.43

CA	1,344	345,428,842	257,015.51	31.45%	5	6.738	354	642	73.36	80.83	43.31	61.00	95.42	86.66	44.13	9.31	47.00
NY	423	113,017,628	267,181.15	10.29%	5	7.189	353	634	77.06	81.65	43.05	42.84	92.99	55.58	55.05	5.69	8.66
MASS	200	40,307,625	201,538.12	3.67%	5	7.310	353	628	74.62	82.21	43.44	61.33	94.29	55.16	61.64	9.40	21.69
GA	297	31,911,462	107,446.00	2.91%	5	7.656	351	617	78.23	86.03	41.15	76.03	88.17	94.01	32.33	9.56	20.56

DTI
DTI > 50	584	133,621,831	228,804.51	12.17%	5	7.400	354	586	79.81	80.58	52.78	67.85	89.81	81.16	79.36	0.93	0.71

Silent 2nds	2,094	486,766,308	232,457.64	44.32%	5	6.622	355	645	81.91	81.91	42.55	70.80	94.41	81.88	22.51	0.00	52.24

Declaration FICO / LTV Matrix

Deal Name:		SABR 2005-FR4

		LTV
		Below 65	65 - 67	68 - 70	71 - 73	74 - 76	77 - 79	80 - 82	83 - 85	86 - 88	89 - 91	92 - 94	95 - 97	98 - 100	101 - 103	104 - 106	107 - 109	110 +
FICO	Below 500	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	500 - 504	0.06%	0.12%	0.13%	0.00%	0.31%	0.04%	0.42%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	505 - 509	0.08%	0.05%	0.16%	0.02%	0.16%	0.09%	0.35%	0.10%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	510 - 514	0.14%	0.02%	0.08%	0.02%	0.25%	0.01%	0.48%	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	515 - 519	0.16%	0.10%	0.14%	0.02%	0.22%	0.00%	0.22%	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	520 - 524	0.23%	0.07%	0.18%	0.07%	0.14%	0.09%	0.34%	0.08%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	525 - 529	0.22%	0.02%	0.00%	0.15%	0.20%	0.03%	0.53%	0.33%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	530 - 534	0.19%	0.09%	0.10%	0.03%	0.20%	0.03%	0.35%	0.31%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	535 - 539	0.20%	0.15%	0.27%	0.03%	0.11%	0.06%	0.24%	0.37%	0.05%	0.06%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	540 - 544	0.10%	0.07%	0.06%	0.13%	0.15%	0.03%	0.71%	0.35%	0.03%	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	545 - 549	0.14%	0.10%	0.16%	0.00%	0.10%	0.04%	0.37%	0.42%	0.00%	0.13%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	550 - 554	0.11%	0.14%	0.09%	0.01%	0.10%	0.14%	0.58%	0.16%	0.09%	1.17%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	555 - 559	0.14%	0.01%	0.04%	0.01%	0.05%	0.02%	0.19%	0.33%	0.05%	1.11%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 564	0.11%	0.12%	0.09%	0.00%	0.07%	0.00%	0.40%	0.09%	0.03%	0.75%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	565 - 569	0.09%	0.05%	0.08%	0.08%	0.03%	0.10%	0.10%	0.25%	0.05%	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	570 - 574	0.08%	0.05%	0.05%	0.00%	0.00%	0.00%	0.30%	0.20%	0.02%	0.91%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%
	575 - 579	0.18%	0.07%	0.08%	0.02%	0.00%	0.00%	0.18%	0.24%	0.01%	0.84%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%
	580 - 584	0.40%	0.06%	0.00%	0.00%	0.07%	0.04%	1.42%	0.31%	0.06%	0.92%	0.00%	0.04%	0.00%	0.00%	0.00%	0.00%	0.00%
	585 - 589	0.28%	0.03%	0.07%	0.00%	0.05%	0.08%	1.67%	0.24%	0.02%	0.74%	0.00%	0.17%	0.00%	0.00%	0.00%	0.00%	0.00%
	590 - 594	0.31%	0.05%	0.04%	0.00%	0.00%	0.08%	0.98%	0.38%	0.00%	0.68%	0.00%	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%
	595 - 599	0.42%	0.05%	0.00%	0.01%	0.00%	0.07%	0.86%	0.17%	0.00%	0.65%	0.00%	0.06%	0.00%	0.00%	0.00%	0.00%	0.00%
	600 - 604	0.41%	0.00%	0.08%	0.00%	0.09%	0.05%	1.03%	0.18%	0.04%	0.72%	0.03%	0.05%	0.08%	0.00%	0.00%	0.00%	0.00%
	605 - 609	0.32%	0.00%	0.12%	0.00%	0.00%	0.15%	0.82%	0.41%	0.03%	0.59%	0.01%	0.09%	0.01%	0.00%	0.00%	0.00%	0.00%
	610 - 614	0.32%	0.03%	0.02%	0.14%	0.04%	0.05%	1.02%	0.25%	0.00%	0.68%	0.00%	0.13%	0.04%	0.00%	0.00%	0.00%	0.00%
	615 - 619	0.47%	0.00%	0.04%	0.02%	0.11%	0.05%	0.85%	0.17%	0.02%	0.53%	0.00%	0.14%	0.02%	0.00%	0.00%	0.00%	0.00%
	620 - 624	0.51%	0.00%	0.03%	0.00%	0.11%	0.07%	1.44%	0.12%	0.00%	0.54%	0.00%	0.11%	0.15%	0.00%	0.00%	0.00%	0.00%
	625 - 629	0.54%	0.16%	0.06%	0.01%	0.10%	0.13%	0.98%	0.11%	0.07%	0.49%	0.02%	0.04%	0.06%	0.00%	0.00%	0.00%	0.00%
	630 - 634	0.36%	0.03%	0.02%	0.02%	0.02%	0.06%	1.17%	0.22%	0.07%	0.43%	0.07%	0.04%	0.09%	0.00%	0.00%	0.00%	0.00%
	635 - 639	0.54%	0.08%	0.10%	0.07%	0.08%	0.00%	1.14%	0.16%	0.02%	0.36%	0.02%	0.00%	0.05%	0.00%	0.00%	0.00%	0.00%
	640 - 644	0.55%	0.02%	0.05%	0.04%	0.08%	0.08%	1.47%	0.24%	0.12%	0.41%	0.02%	0.13%	0.07%	0.00%	0.00%	0.00%	0.00%
	645 - 649	0.48%	0.00%	0.00%	0.02%	0.02%	0.06%	1.22%	0.24%	0.09%	0.23%	0.00%	0.11%	0.13%	0.00%	0.00%	0.00%	0.00%
	650 - 654	0.43%	0.01%	0.00%	0.00%	0.00%	0.04%	1.46%	0.12%	0.00%	0.46%	0.00%	0.18%	0.09%	0.00%	0.00%	0.00%	0.00%
	655 - 659	0.55%	0.02%	0.10%	0.02%	0.02%	0.10%	1.39%	0.02%	0.03%	0.12%	0.00%	0.06%	0.15%	0.00%	0.00%	0.00%	0.00%
	660 - 664	0.58%	0.02%	0.07%	0.00%	0.03%	0.02%	1.91%	0.04%	0.00%	0.28%	0.00%	0.08%	0.06%	0.00%	0.00%	0.00%	0.00%
	665 - 669	0.58%	0.01%	0.00%	0.02%	0.08%	0.06%	1.24%	0.03%	0.04%	0.14%	0.00%	0.03%	0.07%	0.00%	0.00%	0.00%	0.00%
	670 - 674	0.40%	0.00%	0.02%	0.00%	0.14%	0.09%	1.04%	0.14%	0.02%	0.32%	0.00%	0.03%	0.19%	0.00%	0.00%	0.00%	0.00%
	675 - 679	0.32%	0.00%	0.06%	0.01%	0.00%	0.07%	1.46%	0.07%	0.00%	0.14%	0.00%	0.00%	0.10%	0.00%	0.00%	0.00%	0.00%
	680 - 684	0.31%	0.03%	0.21%	0.03%	0.00%	0.16%	1.19%	0.08%	0.01%	0.22%	0.04%	0.00%	0.16%	0.00%	0.00%	0.00%	0.00%
	685 - 689	0.28%	0.03%	0.07%	0.00%	0.00%	0.16%	1.22%	0.14%	0.01%	0.23%	0.05%	0.01%	0.08%	0.00%	0.00%	0.00%	0.00%
	690 - 694	0.22%	0.00%	0.04%	0.00%	0.00%	0.13%	0.90%	0.16%	0.02%	0.31%	0.04%	0.00%	0.15%	0.00%	0.00%	0.00%	0.00%
	695 - 699	0.28%	0.00%	0.00%	0.00%	0.00%	0.13%	1.10%	0.06%	0.01%	0.18%	0.00%	0.07%	0.15%	0.00%	0.00%	0.00%	0.00%
	700 - 704	0.23%	0.00%	0.01%	0.00%	0.01%	0.09%	1.26%	0.03%	0.06%	0.24%	0.01%	0.02%	0.09%	0.00%	0.00%	0.00%	0.00%
	705 - 709	0.09%	0.00%	0.00%	0.00%	0.02%	0.13%	1.06%	0.03%	0.00%	0.14%	0.00%	0.00%	0.12%	0.00%	0.00%	0.00%	0.00%
	710 - 714	0.13%	0.02%	0.00%	0.06%	0.00%	0.00%	0.68%	0.02%	0.03%	0.09%	0.00%	0.07%	0.04%	0.00%	0.00%	0.00%	0.00%
	715 - 719	0.09%	0.00%	0.00%	0.08%	0.00%	0.00%	0.54%	0.03%	0.00%	0.16%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	720 - 724	0.15%	0.00%	0.00%	0.00%	0.00%	0.04%	0.64%	0.01%	0.00%	0.09%	0.00%	0.06%	0.03%	0.00%	0.00%	0.00%	0.00%
	725+	0.56%	0.09%	0.07%	0.00%	0.05%	0.16%	3.96%	0.32%	0.03%	0.69%	0.02%	0.15%	0.26%	0.00%	0.00%	0.00%	0.00%